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                                                                   Exhibit 10.19





                                STREAMLINE, INC.

                             SHAREHOLDERS' AGREEMENT


                  This Shareholders' Agreement (this "AGREEMENT"), is made as of this 18th day of September 1998 by and among:

         (i) Streamline, Inc., a Delaware corporation (the "COMPANY");

         (ii) Timothy A. DeMello and the undersigned officers of the Company (collectively, together with Mr. DeMello, the "Officers");

         (iii) Nordstrom, Inc., a Washington corporation; and

         (iv) each person or entity who subsequently becomes party hereto pursuant to Section 1 or Section 3 hereof.

         For purposes of this Agreement, the holders of record, from time to time, of shares of the Company's Series D Convertible Preferred Stock, par value $1.00 per share (the "SERIES D PREFERRED STOCK") are referred to herein as "SERIES D PREFERRED SHAREHOLDERS," and together with the Officers, are referred to herein as the "SHAREHOLDERS".

         WHEREAS, in connection with the Company's sale and issuance of shares of Series D Preferred Stock and the Officers wish to extend to the Series D Preferred Shareholders certain rights and obligations contained herein;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties hereto hereby agree as follows:

         1.       FIRST-REFUSAL AND CO-SALE RIGHTS AS TO STOCK TRANSFERS.

         (a) RESTRICTION ON TRANSFERS. No Shareholder may assign, exchange, encumber, pledge, transfer, or otherwise dispose of (any such action referred to hereinafter as a "TRANSFER") any shares of capital stock of the Company or any other securities of the Company held by such Shareholder ("SHARES") in whole or in part except pursuant to the terms of this Agreement.


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                                      -2-


Any transfer or attempted Transfer of Shares in violation of the provisions of this Agreement shall be void, and the Company and its transfer agent shall not recognize such Transfer, record it on the books and records of the Company, or issue stock certificates in connection therewith. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its shareholders for any purpose, including without limitation for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

         (b) TRANSFER NOTICE. At least 30 days prior to any proposed Transfer (other than a Permitted Transfer, as defined in Section 1(d)) by a Shareholder, such Shareholder (the "TRANSFERRING SHAREHOLDER") shall give written notice (the "TRANSFER NOTICE"), in accordance with Section 4 hereof, to the Company, setting forth (i) the number and class of equity securities proposed to be sold by the Transferring Shareholder (the "OFFERED SECURITIES"), (ii) the anticipated date of the proposed Transfer and the names and addresses of the proposed transferees, and (iii) the material terms of the proposed Transfer, including the cash and/or other consideration to be received in respect of such Transfer.

         (c) COMPANY'S AND SHAREHOLDERS' OPTIONS. Upon the giving of any Transfer Notice, then subject to all of the provisions of this Section 1(b), the Company and the Shareholders shall have certain rights and options, as follows:

                  (i) RIGHTS OF FIRST REFUSAL. Upon receipt of a Transfer Notice relating to a proposed Transfer of shares of Series D Preferred Stock, the Company shall have the option, but not the obligation, to purchase all of such Offered Securities on the same terms as are specified in the Transfer Notice, including any deferred payment terms, PROVIDED, that the Company shall have the right to substitute cash in the amount of the fair market value of any non-cash consideration proposed to be received from the proposed transferee(s). Within 30 days after receipt of the Transfer Notice, the Company shall give written notice to the Transferring Shareholder stating whether it elects to exercise such option. Failure by the Company to give such notice within such time period shall be deemed an election by the Company not to exercise its option. The closing of the purchase and sale of the Offered Securities shall take place as soon as is reasonably practicable at such date, time, and place as the Company exercising its purchase option hereunder may reasonably determine. If the Company does not elect hereunder to purchase the Offered Securities, subject to the provisions of
Section 1(c)(ii) hereof, the Transferring Shareholder shall thereafter be free for a period of 90 days to consummate the Transfer described in the Transfer




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                                      -3-


Notice to the transferee(s) specified therein, at the price and on the other terms set forth therein; PROVIDED, that such transferee(s) shall first execute and deliver to the Company an Instrument of Adherence in the form of EXHIBIT A annexed hereto, which executed Instrument of Adherence shall become a part of this Agreement upon acceptance by the Company, whereupon each such transferee shall become a "Series D Preferred Shareholder" party to this Agreement. However, if such Transfer is not consummated within such 90-day period, the Transferring Shareholder shall not Transfer any of the Offered Securities without again complying with all of the provisions of this Section 1.

                  (ii) CO-SALE RIGHTS WITH RESPECT TO TRANSFERS BY AFFILIATES. Within 10 days of receipt of one or more Transfer Notices relating to a proposed Transfer by one or more Officers, in one transaction or a series of related transactions, of Shares representing greater than 5% of the then outstanding number of shares of the Company's Common Stock, par value $0.01 per share, (the "Common Stock") (assuming the conversion into shares of Common Stock of all then outstanding shares of preferred stock of the Company), the Company shall deliver a copy of such Transfer Notice(s) to each holder of record of at least 10% of the then outstanding shares of Series D Preferred Stock. Each such Series D Preferred Shareholder may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Shareholder within 30 days after such Series D Preferred Shareholder's receipt of such Transfer Notice(s). The Transferring Shareholder(s) shall use his or her (or their) best efforts to obtain the agreement of the prospective transferee(s) to purchase the Offered Securities plus such number of shares of Common Stock (or a number of shares of capital stock of the Company convertible into such number of share of Common Stock) that each such Series D Preferred Shareholder wishes to include in such Transfer. If the Transferring Shareholder(s) fail(s) to obtain the agreement of the prospective transferee(s) to purchase all such shares, then each Series D Preferred Shareholder electing to participate in the Transfer will be entitled to sell in the Transfer, at the same price and on the same terms as specified in the Transfer Notice, a number of shares of Common Stock (or a number of shares of capital stock of the Company convertible into such number of shares of Common Stock) equal to and not less than the product of (i) the quotient determined by dividing (A) the number of shares of Common Stock into which the shares of Series D Preferred Stock then held of record by such Series D Preferred Shareholder are then convertible, by (B) the number of outstanding shares of Common Stock (assuming conversion into shares of Common Stock of all the outstanding shares of preferred stock of the Company), multiplied by (ii) the aggregate number of Shares constituting the Offered Securities to be sold in the proposed Transfer. The Transferring Shareholder(s) will be entitled to



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                                      -4-


sell in the contemplated Transfer the balance of the Offered Securities (after reducing the total number of Offered Securities proposed to be included in the Transfer by the number of shares of Common Stock (or a number of shares of capital stock of the Company convertible into such number of shares of Common Stock) with respect to which any of the Series D Preferred Shareholders have elected to participate, if any). The Transferring Shareholder(s) shall use his or her (or their) best efforts to obtain the agreement of the prospective transferee(s) to the participation of the Series D Preferred Shareholders in any contemplated Transfer and shall not Transfer any Shares to such prospective transferee(s) unless such prospective transferee(s) allows the participation of the Series D Preferred Shareholders on the terms specified herein. Subject to the foregoing, the Transferring Shareholder(s) may, within 90 days after the expiration of the 30-day period referred to above for notice to be provided by Series D Preferred Shareholders, transfer the Offered Securities (reduced by the number of shares of Common Stock (or shares of capital stock of the Company convertible into such number of shares of Common Stock) with respect to which any of the Series D Preferred Shareholders have elected to participate, if any) to the transferee(s) identified in the Transfer Notice at a price and on terms no more favorable to the Transferring Shareholder(s) than specified in the Transfer Notice. However, if such Transfer is not consummated within such 90-day period, the Transferring Shareholder(s) shall not transfer any of the Offered Securities as have not been purchased within such period without again complying with all of the provisions of this Section 1.


         (d) PERMITTED TRANSFERS. This Section 1 shall not bar a Transfer of Shares by a Shareholder to a wholly-owned subsidiary of such Shareholder, or to a member of such Shareholder's immediate family, or to a trust or limited partnership the beneficiaries or limited partners of which are members of such Shareholder's immediate family (such trust or family members (including the estate of a Shareholder or any other person acquiring Shares by reason of a Shareholder's death) being referred to herein as "PERMITTED TRANSFEREES"), PROVIDED, however, that, prior to the effectiveness of any such Transfer, any such Permitted Transferee must execute an Instrument of Adherence in the form of EXHIBIT A annexed hereto, which executed Instrument of Adherence shall thereupon become a part of this Agreement, whereupon such Permitted Transferee shall become an "Officer" party to this Agreement.

         2.       VOTING.

         (a) NUMBER OF DIRECTORS. The Company and the Shareholders shall cause the Company to have seven (7) directors.

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                                      -5-


         (b) BEST EFFORTS. Each Shareholder hereby agrees to use its best efforts to cause compliance with the provisions of this Section 2.

         3.       NEW OFFICERS.

         The Company shall cause each person who becomes an officer of the Company to execute an Instrument of Adherence in the form of EXHIBIT A annexed hereto, which executed Instrument of Adherence shall thereupon become a part of this Agreement, whereupon such executing officer shall become an "Officer" party to this Agreement.

         4.       LEGEND ON CERTIFICATE.

         In order to effectuate the terms of this Agreement, each certificate of stock issued to each of the Shareholders evidencing ownership of Shares shall bear a legend substantially as follows:

                  "The shares of stock evidenced by this certificate are subject to certain restrictions on their transfer contained in a certain Shareholders' Agreement, dated as of September 18, 1998 to which the Corporation is a party. The Corporation will furnish a copy of such agreement to the holder of this certificate upon written request and without charge."


         5.       MISCELLANEOUS.

         (a) NOTICES. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed effectively given and received upon delivery in person, or one business day after delivery by national overnight courier service or by telecopier transmission with acknowledgment of transmission receipt, or three business days after deposit via certified or registered mail, return receipt requested, in each case addressed as follows:

                  (i)      if to the Company, to:

                           Streamline, Inc.
                           27 Dartmouth Street
                           Westwood, MA  02090
                           Fax:     781-407-1946
                           Attention:       President

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                                      -6-


                           with a copy to:

                           Bingham Dana LLP
                           150 Federal Street
                           Boston, MA 02110
                           Fax:     617-951-8736
                           Attention:       Wayne D. Bennett, Esq.

                  (ii) if to a Shareholder, to the most recent address or telecopier number of such Shareholder listed in the Company's books and records;

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

         (b) TERMINATION. This Agreement shall terminate on the occurrence of any of the following events:

         (i) bankruptcy, receivership or dissolution of the Company or sale of all or substantially all of the capital stock or assets of the Company, or merger by the Company with another Company in which the Company is not the surviving entity;

         (ii) the closing of an issuance of shares of the Company's capital stock in an underwritten public offering, at a price per share of at least $4.00 (subject to appropriate adjustments for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), with gross proceeds to the Company of at least $25,000,000;

         (iii) as to any individual Shareholder, when he or her and his or her executors and administrators no longer own any Shares;

         (iv) as to any Officer, other than Timothy A. DeMello, when he or she (or, in the case of a Permitted Transferee, when the officer of the Company that transferred Shares to such Permitted Transferee) has ceased to be an officer of the Company for a period of 90 consecutive days; or

         (v) the execution of a written agreement of (i) the Company; (ii) the holders of a majority of the shares of Common Stock (assuming the conversion into Common Stock of shares of capital stock of the Company convertible into Common Stock) held by the Officers who are then parties to this Agreement and (iii)


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                                      -7-


                  Shareholders holding of record at least fifty percent (50%) of the shares of Series D Preferred Stock then outstanding.

         (c) BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, legal representatives, successors and assigns.

         (d) ENTIRE AGREEMENT. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof.

         (e) ENFORCEABILITY. If any of the terms, provisions or conditions of this Agreement or the application thereof in any circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such term, provision or condition to circumstances other than those to which it is held invalid or unenforceable shall not be affected thereby, and each of the terms, provisions and conditions of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         (f) GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the internal substantive laws of the State of Delaware, without regard to conflicts or choice of law provisions.

         (g) NO WAIVER. No assent, express or implied, by the Company or any Shareholder to any breach in or default of any agreement or condition herein contained on the party of any other Shareholder shall constitute a waiver of or assent to any succeeding breach in or default of the same or any other agreement or condition hereof.

         (h) INTERPRETATION. In this Agreement, the use of any of the three genders shall be deemed to include the other two. Furthermore, any notices, consents, offers, or other actions required by a Shareholder that is not a natural person, shall be deemed to apply and refer to the trustee or other then authorized individual of such Shareholder at the time of such notice, consent, offer or other action.

         (i) AMENDMENT. No amendment or modification of this Agreement shall be valid unless the same is in writing and signed by (i) the Company; (ii) the holders of a majority of the share of Common Stock (assuming the conversion into Common Stock of shares of capital stock of the Company convertible into Common Stock) held by the Officers who are then parties to this Agreement and (iii) Shareholders holding of record at least fifty percent (50%) of the shares of Series D Preferred Stock then outstanding.

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                                      -8-


         (j) HEADINGS. The headings in this Agreement are for convenience of identification only, do not constitute a part hereof, and shall not affect the meaning or construction hereof.

         (k) SEVERABILITY. If any provision of this Agreement shall be declared void or unenforceable by a judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

         (m) COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed an original and all of which, taken together, shall constitute one and the same agreement. In making proof of this Agreement it shall not be necessary to produce or account for more than one such counterpart.



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         IN WITNESS WHEREOF, this Shareholders' Agreement has been executed under seal by the parties hereto as of the day and year first above written.

              THE COMPANY:
                                             STREAMLINE, INC.

                                             By:/s/ TIMOTHY A. DEMELLO
                                                ------------------------
                                                    Timothy A. DeMello




                     [ADDITIONAL SIGNATURE PAGES TO FOLLOW]

                                            /s/ Timothy A. Demello
                                            Timothy A. DeMello



              OFFICERS OF
              THE COMPANY:

                                            /s/ Frank Britt
                                            ---------------------------------
                                            Frank Britt
                                            Vice President Marketing and
                                            Merchandizing


                                            /s/ David Blakelock
                                            ---------------------------------
                                            David Blakelock
                                            Vice President Operations,
                                            Assistant Secretary


                                            /s/ Mary Wadlinger
                                            ---------------------------------
                                            Mary Wadlinger
                                            Vice President Customer Quality


                                            /s/ Lauren Farrell
                                            ---------------------------------
                                            Lauren Farrell
                                            Secretary

              HOLDERS OF SERIES D
              PREFERRED STOCK:

                                            NORDSTROM, INC.

                                            By: /s/ James A. Nordstrom
                                            ---------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------




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                                                                       EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is made to that certain Shareholders' Agreement dated as of September 18, 1998, a copy of which is attached hereto (as amended and in effect from time to time, the "Shareholders' Agreement"), among Streamline, Inc., a Delaware corporation (the "Company"), and the shareholder parties identified on the signature pages thereto (collectively, the "Shareholders").

         The undersigned, , in order to become the owner or holder of:

              shares (the "Purchased Common Shares") of Common Stock, par value $0.01 per share, of the Company, and;

              shares (the "Purchased Preferred Shares") of Series D Convertible Preferred Stock, par value $0.01 per share, of the Company hereby agrees that, by the undersigned's execution hereof, all of the Purchased Common Shares, all of the Purchased Preferred Shares and all other shares of capital stock of the Company that may from time to time be owned or held by the undersigned, constitute shares subject to all the restrictions and conditions applicable to the Shares (as defined in the Shareholders' Agreement). This Instrument of Adherence shall take effect and shall become a part of the Shareholders' Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the State of Delaware.

                                       Signature:
                                                    ----------------------------

                                       Address:
                                                    ----------------------------

                                                    ----------------------------

                                                    ----------------------------

                                       Date:
                                                    ----------------------------
Accepted:

STREAMLINE, INC.

By:
   --------------------------